Exhibit 99.(17)

Morgan Stanley Mortgage Securities Trustc/o Morgan Stanley Investment Management Inc. 1585 Broadway New York, NY 10036 Proxy for A Special Meeting of Shareholders to be held on June 5, 2025 This proxy is solicited on behalf of the Board of Trustees (the “Board”) of Morgan Stanley Mortgage Securities Trust (the “Fund”). The undersigned hereby appoints John H. Gernon, Michael J. Key, Francesca Mead and Mary E. Mullin, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held in person on June 5, 2025 at the offices of Morgan Stanley Investment Management Inc., 1585 Broadway, 27th Floor, Room J, New York, NY 10036 at 9:00 a.m. Eastern Time, and at any and all adjournments or postponements thereof, and to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD JUNE 5, 2025. The Notice of Special Meeting of Shareholders, combined Proxy Statement and Prospectus and Form(s) of Proxy Card are available on the Morgan Stanley Website, vote.proxyonline.com/morganstanley/docs. Please call (888) 540-8736 for information on how to obtain directions to be able to attend and vote at the Special Meeting in person. Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call (888) 540-8736 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. Vote on the internet PROXY CARD VOTER PROFILE: Voter ID: Security ID: Shares to Vote: Household ID: VOTE REGISTERED TO: SAMPLE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: SIGN, DATE AND VOTE ON THE REVERSE SIDE Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. Vote by phone vote.proxyonline.com (888) 540-8736 Toll Free Vote by mail Postage-Paid Envelope Mail your signed and voted proxy back in the postage paid envelope provided. QR Code Here

Morgan Stanley Mortgage Securities Trust YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE COMBINED PROXY STATEMENT AND PROSPECTUS AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ON THE REVERSE SIDE OF THIS PROXY CARD. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF THIS PROXY IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL AS SET FORTH BELOW. IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. The persons named as proxies will vote in favor of such adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders. BY VOTING, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND COMBINED PROXY STATEMENT AND PROSPECTUS. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE COMBINED PROXY STATEMENT AND PROSPECTUS. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ● FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization providing for the reorganization of the Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of Morgan Stanley ETF Trust. o o o 2. Any other business that may properly come before the meeting and any adjourned or postponed sessions thereof. PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE REVERSE SIDE OF THIS PROXY CARD. THANK YOU FOR VOTING. Mail ID: CUSIP: Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD